UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2016

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Coca-Cola Bottling Co. Consolidated (the “Company”) held its 2016 Annual Meeting of Stockholders on May 10, 2016.

(b) The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

Proposal #1 – Elect twelve directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Frank Harrison, III	47,707,659	1,351,578	1,110,556
Alexander B. Cummings, Jr.	47,687,285	1,371,952	1,110,556
Sharon A. Decker	48,124,576	934,661	1,110,556
Morgan H. Everett	48,067,366	991,871	1,110,556
Henry W. Flint	47,639,169	1,420,068	1,110,556
James R. Helvey, III	49,020,446	38,791	1,110,556
William H. Jones	49,002,629	56,608	1,110,556
Umesh M. Kasbekar	48,066,540	992,697	1,110,556
James H. Morgan	48,113,739	945,498	1,110,556
John W. Murrey, III	48,998,809	60,428	1,110,556
Sue Anne H. Wells	48,064,509	994,728	1,110,556
Dennis A. Wicker	48,106,991	952,246	1,110,556

Proposal #2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes

50,141,504	19,443	8,846	-0-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: May 16, 2016	BY:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President, Chief Financial Officer (Principal Financial Officer of the Registrant)